EXHIBIT 99.4

THIS WARRANT HAS BEEN ACQUIRED FOR INVESTMENT AND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.  THIS WARRANT MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION EXCEPT AS SPECIFICALLY PROVIDED HEREIN AND UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO IT STATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT.

Lightning Gaming, Inc.

Right to Purchase Shares
(Subject to Adjustment)

Warrant for Stock

Lightning Gaming, Inc., a Nevada corporation (hereinafter referred to as the “Company”), hereby certifies that, for value received,

The Co-Investment Fund II, L.P.

or registered assigns (the “Holder”), is entitled to purchase from the Company at any time or from time to time during the Exercise Period (as hereinafter defined) $2,000,000 worth of the shares of common stock of the Company, subject to adjustment as provided below (the “Stock”), on the payment therefore of the exercise price which shall be $2.00 per share of the Stock, multiplied by the number of shares to be issued (the “Exercise Price”), upon the surrender of this Warrant duly signed by the registered Holder hereof at the time of exercise, accompanied by payment of the Exercise Price, upon the terms and subject to the conditions hereinafter set forth.

The Warrant represented hereby is delivered pursuant to and is subject to that certain Loan Agreement by and among Lightning Poker, Inc. and the Lenders named therein dated as of June 30, 2008, (the “Agreement”).  Capitalized terms used herein without definition shall have the meanings set forth in the Agreement.

EXERCISE OF WARRANT.  This Warrant shall be exercisable commencing on the date hereof and shall expire at 5:00 p.m. on June 30, 2013 (the “Exercise Period”).  In the event of a proposed Change of Control, the Company shall give the Holder ten (10) days prior notice of the proposed closing date of the Change of Control and, to the extent the Warrant has not been exercised by such proposed closing date, then this Warrant shall terminate on such proposed closing date.  “Change of Control” shall mean (x) the acquisition of the Company by another entity by means of any transaction or series of related transactions (including, without limitation, any merger, consolidation or other form of reorganization in which outstanding shares of the Company are exchanged for securities or other consideration issued, or caused to be issued, by the acquiring entity or its subsidiary, but excluding any transaction effected primarily for the purpose of changing the Company’s jurisdiction of incorporation), unless the Company’s stockholders of record as constituted immediately prior to such transaction or series of related transactions will, immediately after such transaction or series of related transactions hold at least a majority of the voting power of the surviving or acquiring entity or (y) a sale of all or substantially all of the assets of the Company in one or a series of transactions.

Subject to the foregoing restrictions, during the Exercise Period this Warrant may be exercised, in whole or in part, as follows:

A.           Exercise for Cash.  The Holder may, at its option, elect to exercise this Warrant, in whole or in part and at any time or from time to time during the Exercise Period, by surrendering this Warrant, with the Exercise of Warrant and Declaration appended hereto duly executed by or on behalf of the Holder, at the principal office of the Company, or at such other office or agency as the Company may designate, accompanied by payment in full, in lawful money of the United States, of the Exercise Price payable in respect of the number of shares of Stock purchased upon such exercise.

B.           Cashless Exercise.

(i)           The Holder may, at its option, elect to exercise this Warrant, in whole or in part and at any time or from time to time during the Exercise Period, on a cashless basis, by surrendering this Warrant, with the Exercise of Warrant and Declaration appended hereto duly executed by or on behalf of the Holder, at the principal office of the Company, or at such other office or agency as the Company may designate, by canceling a portion of this Warrant in payment of the Exercise Price payable in respect of the number of shares of Stock purchased upon such exercise.  In the event of an exercise pursuant to this subsection B, the number of shares of Stock issued to the Holder shall be determined according to the following formula:

X=                                    Y(A-B)
A
    Where    X=           the number of shares of Stock that shall be issued to the Holder;

Y=           the number of shares of Stock for which this Warrant is being exercised (which shall include both the number of shares of Stock issued to the Holder and the number of shares of Stock subject to the portion of the Warrant being cancelled in payment of the Exercise Price);

A=           the Fair Market Value (as defined below) of one share of capital stock; and

B=            the Exercise Price then in effect.

(ii)           The Fair Market Value per share of capital stock shall be determined as follows:

(1)           If the capital stock is listed on a national securities exchange, the Nasdaq National Market or another nationally recognized trading system as of the Exercise Date, the Fair Market Value per share of capital stock shall be deemed to be the average of the high and low reported sale prices per share of capital stock thereon during the three trading days immediately preceding the Exercise Date (provided that if no such price is reported on any such day, the Fair Market Value per share of capital stock shall be determined pursuant to clause (2)).

(2)           If the capital stock is not listed on a national securities exchange, the Nasdaq National Market or another nationally recognized trading system as of the Exercise Date, the Fair Market Value per share of capital stock shall be determined in good faith by the Board of Directors of the Company, subject to the approval of the Holders of 51% of the capital stock issuable upon exercise of the Warrants issued pursuant to the Agreement.  If the parties hereto cannot reach agreement, then the cashless exercise option shall not be available to the Holder.

DELIVERY OF STOCK CERTIFICATE UPON EXERCISE.  As soon as practicable after the exercise of this Warrant and payment of the Exercise Price (which payment shall be deemed to have occurred when funds are immediately available to the Company without provisions), the Company will cause to be issued in the name of and delivered to the registered Holder hereof or its assigns, or such Holder’s nominee or nominees, a certificate or certificates for the number of full shares of Stock of the Company to which such Holder shall be entitled upon such exercise (and in the case of a partial exercise, a Warrant of like tenor for the unexercised portion remaining subject to exercise prior to the expiration of the Exercise Period set forth herein).  For all corporate purposes, such certificate or certificates shall be deemed to have been issued and such Holder or such Holder’s designee to be named therein shall be deemed to have become a holder of record of such shares of Stock as of the date the duly executed exercise form pursuant to this Warrant, together with full payment of the Exercise Price, is received by the Company as aforesaid.  No fraction of a share or scrip certificate for such fraction shall be issued upon the exercise of this Warrant; in lieu thereof, the Company will pay or cause to be paid to such Holder cash equal to a like fraction at the prevailing fair market price for such share as determined in good faith by the Company.

ANTI-DILUTION PROVISIONS.  A. Dividends.  In the event that a dividend shall be declared upon the Stock of the Company payable in shares of said stock, the number of shares of Stock covered by this Warrant shall be adjusted by adding thereto the number of shares which would have been distributable thereon if such shares had been outstanding on the date fixed for determining the stockholders entitled to receive such stock dividend.

B.           Reorganizations, Consolidations, Mergers.  Except as otherwise set forth herein, in the event that the outstanding shares of Stock of the Company shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation, whether through reorganization, recapitalization, stock split-up, combination of shares, merger or consolidation, then upon exercise of this Warrant there shall be substituted for the shares of Stock covered by this Warrant, the number and kind of shares of stock or other securities which would have been substituted therefor if such shares had been outstanding on the date fixed for determining the stockholders entitled to receive such changed or substituted stock or other securities.

C.           Other Changes.  In the event there shall be any change, other than specified above, in the number or kind of outstanding shares of Stock of the Company or of any stock or other securities into which such Stock shall be changed or for which it shall have been exchanged, then if the Board of Directors shall determine, in good faith, that such change equitably requires an adjustment in the number or kind of shares covered by this Warrant, such adjustment shall be made by the Board of Directors and shall be effective and binding for all purposes on this Warrant.

D.           Adjustment to Exercise Price.  In the event that the Company issues or sells any equity securities (including warrants and securities convertible into equity securities) (“Additional Stock”), without consideration or for a consideration per share less than the Exercise Price, then the Exercise price shall forthwith be adjusted to the price at which the Company has issued or sold such Additional Stock.

REGISTRATION RIGHTS.

A.           Certain Definitions.  As used in this Section, the following terms shall have the following respective meanings:

(i)           Securities Act means the Securities Act or any similar federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

(ii)           Commission means the Securities and Exchange Commission, or any other federal agency at the time administering the Act.

(iii)           Exchange Act means the Exchange Act or any similar federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

(iv)           Holder for the purpose of this Section means any person who holds Registrable Shares including any person to whom the rights granted are transferred pursuant to Section B hereof, and Holders means all of them.

(v)           Registration Statement means a registration statement filed by the Company with the Commission for a public offering and sale of securities of the Company (other than a registration statement on Form S-8 or Form S-4, or their successors, or any other form for a limited purpose, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another corporation).

(vi)           Registrable Shares means the shares of Common Stock owned by a Holder and any other shares of Common Stock of the Company issued in respect of such shares (because of stock splits, stock dividends, reclassifications, recapitalizations, or similar events);

provided, however, that shares of Common Stock which are Registrable Shares shall cease to be Registrable Shares upon (A) any sale pursuant to a Registration Statement, or (B) any sale in any manner to a person or entity which, by virtue of Section B of this Agreement, is not entitled to the rights provided, or (C) as to any Holder, to the extent that such Holder’s Registrable Shares can be sold without volume limitations pursuant to Rule 144 promulgated under the Securities Act.

B.           Assignment of Registration Rights.  The rights to cause the Company to register Registrable Shares pursuant hereto may be assigned (but only with all related obligations) by a Holder in a Qualified Assignment (as hereinafter defined); provided that the Company is, upon or within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee and the securities with respect to which such registration rights are being assigned; provided that such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of this Agreement, provided that such assignment shall be effective only if immediately following such transfer the further disposition of such securities by transferee or assignee is restricted under the Securities Act; and provided, further, that such assignment shall be effective only if immediately following such transfer such Registrable Shares continue to be Registrable Shares.  For purposes of this Section B, “Qualified Assignment” shall mean any of the following: (a) an assignment to a transferee acquiring at least 10% of the Registrable Shares (subject to adjustment for stock splits, stock dividends, recapitalizations and similar events); or (b) an assignment to a Holder or a partner (if such Holder is a partnership) or affiliate of a Holder.

C.           Incidental Registration.

(i)           Whenever the Company proposes to file a Registration Statement  (other than a registration relating solely to the sale of securities to participants in a Company stock or equity compensation plan, a registration relating to a corporate reorganization or other transaction under Rule 145 of the Securities Act, a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Shares, or a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities that are also being registered, at any time and from time to time, it will, prior to such filing, give written notice to all Holders of its intention to do so and, upon the written request of a Holder or Holders given within twenty (20) days after the Company provides such notice, the Company shall use its reasonable efforts to cause all Registrable Shares which the Company has been requested by such Holder or Holders to register to be registered under the Securities Act; provided that the Company shall have the right to postpone or withdraw any registration effected pursuant to this Section C without obligation to any Holder other than pursuant to Section E.

(ii)           In connection with any offering under this Section C involving an underwriting, the Company shall not be required to include any Registrable Shares in such underwriting unless the Holders thereof accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it, and then only in such quantity, subject to the restrictions set forth below, as will not, in the written opinion of the underwriters, jeopardize the success of the offering by the Company.  If in the written opinion of the managing underwriter the registration of all, or part of, the Registrable Shares that the Holders have requested to be included would adversely affect such public offering, then the Company shall be required to include in the underwriting only that number of Registrable Shares that the managing underwriter believes may be sold without causing such adverse effect.  If the number of Registrable Shares to be included in the underwriting in accordance with the foregoing is less than the total number of shares which the Holders of Registrable Shares have requested to be included, then the Company may include all securities proposed to be registered by the Company to be sold for its own account; provided, however, that the number of Registrable Shares shall not be reduced unless all other securities of the Company are first excluded from the underwriting (including securities held by employees, officers and directors) and the Holders of Registrable Shares who have requested registration shall participate in the underwriting pro rata based upon their total ownership of shares of Common Stock of the Company.  If any Holder would thus be entitled to include more shares than such Holder requested to be registered, the excess shall be allocated among other requesting Holders pro rata based upon their total ownership of Registrable Shares.

(iii)           All Holders of Registrable Shares proposing to distribute their securities in an offering under this Section C involving an underwriting shall (together with the Company and other shareholders, if any, of securities distributing their shares through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for the underwriting.

D.           Registration Procedures.  If and whenever the Company is required by the provisions of this Agreement to use its reasonable efforts to effect the registration of any of the Registrable Shares under the Securities Act, the Company shall use its reasonable best efforts to:

(i)           file with the Commission a Registration Statement with respect to such Registrable Shares and use its reasonable efforts to cause that Registration Statement to become and remain effective for at least one hundred twenty (120) days or until the distribution described in the Registration Statement has been completed;

(ii)           as soon as reasonably practicable prepare and file with the Commission any amendments and supplements to the Registration Statement and the prospectus included in the Registration Statement as may be necessary to keep the Registration Statement effective until the earliest of (i) the period of time required by the Commission, (ii) if requested by the Holders of 66.66% of the Registrable Securities covered thereby, one hundred twenty (120) days from the effective date, or until such earlier time at which the Holders have informed the Company that the distribution of their securities has been completed, or (iii) the sale of all Registrable Shares covered thereby; provided, that the Company may discontinue any registration of its securities that are not Registrable Shares (and, under the circumstances specified in Section C, its securities that are Registrable Shares) at any time prior to the effective date of such Registration Statement;

(iii)           as soon as reasonably practicable furnish to each selling Holder such reasonable numbers of copies of the prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as the selling Holder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Shares owned by the selling Holder;

(iv)           as soon as reasonably practicable use its reasonable best efforts to register or qualify the Registrable Shares covered by the Registration Statement under the securities or Blue Sky laws of such states as the selling Holders shall reasonably request, and do any and all other acts and things that may be necessary or desirable to enable the selling Holders to consummate the public sale or other disposition in such states of the Registrable Shares owned by the selling Holder; provided, however, that the Company shall not be required in connection with this Section D to qualify as a foreign corporation, subject itself to taxation or execute a general consent to service of process in any such states or other jurisdiction;

(v)           notify each Holder of Registrable Shares covered by the registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; and

(vi)           If the Company has delivered a preliminary or final prospectus to the selling Holders and after having done so the prospectus is amended to comply with the requirements of the Securities Act, the Company shall promptly notify the selling Holders and, if requested, the selling Holders shall immediately cease making offers of Registrable Shares and return all prospectuses to the Company.  The Company shall promptly provide the selling Holders with revised prospectuses and, following receipt of the revised prospectuses, the selling Holders shall be free to resume making offers of the Registrable Shares.

E.           Allocation of Expenses.  The Company will pay all Registration Expenses (as hereinafter defined) of all registrations under this Agreement.  For purposes hereof, the term “Registration Expenses” shall mean all expenses incurred by the Company in complying with this Section, including without limitation, all registration and filing fees, exchange listing fees, printing expenses, the fees and disbursements of counsel for the Company and the reasonable fees and disbursements of one counsel selected by Holders owning a majority of the Registrable Securities requested to be included in such registration, the fees and disbursements of the Company’s accountants, state Blue Sky fees and expenses, and the expense of any special audits incident to or required by any such registration, but excluding underwriting discounts, transfer taxes, selling commissions and the fees and expenses of the selling Holders’ own counsel (other than the one counsel selected by holders owning a majority of the Registrable Shares requested to be included in such registration).

F.           Indemnification.

(i)           In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, to the extent permitted by law, the Company will indemnify and hold harmless the seller of such Registrable Shares, each of its directors, officers or partners, each underwriter (if any) within the meaning of the Exchange Act (an “Underwriter”) and each other person, if any, who controls such seller or Underwriter within the meaning of the Securities Act or the Exchange Act (a “controlling person”) against any losses, claims, damages or liabilities, joint or several, to which such seller or Underwriter or controlling person may become subject under the Securities Act, the Exchange Act, Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to such Registration Statement, or (ii) the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any federal securities or state Blue Sky law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any federal securities or Blue Sky law in connection with the offering covered by such registration statement; and the Company will reimburse such seller or Underwriter and each such controlling person for any legal or any other expenses reasonably incurred by such seller or Underwriter or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case (1) to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or omission made in such Registration Statement, preliminary prospectus or prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to the Company, in writing, by or on behalf of such seller or controlling person specifically for use in the preparation thereof, or (2) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), provided further, however, that the foregoing indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of any seller or Underwriter, or any person controlling such seller or Underwriter, from whom the person asserting any such losses, claims, damages or liabilities purchased shares in the offering, if a copy of the prospectus (as then amended or supplemented if the Company shall have furnished any amendment or supplements thereto) was not sent or given by or on behalf of such seller or Underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the shares to such person, and if the prospectus (as so amended or supplement) would have cured the defect giving rise to such loss, claim, damage or liability.

(ii)           In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, to the extent permitted by law, each seller of Registrable Shares, severally and not jointly, will indemnify and hold harmless the Company, each of its directors and officers, each Underwriter (if any) and each controlling person, if any, of the Company or Underwriter against any losses, claims, damages or liabilities, (or actions in respect thereof), joint or several, to which the Company, such directors and officers, any Underwriter or controlling persons or other such Holder or partner, director, officer or controlling person of such other Holder may become subject under the Securities Act, Exchange Act, Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, any amendment or supplement to the Registration Statement or any offering circular or other document, or (ii) any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, if the statement, omission or violation was made or occurred in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of such seller, specifically for use in connection with the preparation of such Registration Statement, prospectus, amendment or supplement or if such misstatement or omission was corrected in any amendment or supplement provided to a selling Holder pursuant to Section D and the selling Holder failed to deliver such amendment or supplement, or (iii) any violation or alleged violation by the Holder of the Securities Act, the Exchange Act, any federal securities or state Blue Sky law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any federal securities or Blue Sky law in connection with the offering covered by such registration statement; and each such selling Holder will reimburse any person intended to be indemnified pursuant to this Section F, for any legal or other expenses reasonably incurred by such person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section F shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, and provided, however, that the obligations of each Holder hereunder shall be limited to an amount equal to the net proceeds to such Holder of Registrable Shares sold as contemplated herein.

(iii)           Each party entitled to indemnification under this Section F (the “Indemnified Party”) shall give notice to the party required to provide indemnification (the “Indemnifying Party”) promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom with counsel mutually satisfactory to the parties; and, provided, that the failure of any Indemnified Party to deliver notice to the Indemnifying Party as provided herein, if materially prejudicial to the ability of the Indemnifying Party to defend such action, shall relieve such Indemnifying Party of any liability to the Indemnified Party under this Section F to the extent of such prejudice, but the omission so to deliver notice to the Indemnifying Party will not relieve it of any liability that it may have to any Indemnified Patty otherwise than under this Section F.  The Indemnified Party may participate in such defense at such party’s expense; provided, however, that the Indemnifying Party shall pay such expense if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between the Indemnified Party and any other party represented by such counsel in such proceeding.  No Indemnifying Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation, and no further obligation to indemnify an Indemnified Party shall exist in connection with either of the following without the prior written consent of the Indemnifying Party, which consent shall not be unreasonably withheld:  (i) judgment entered with the consent of the Indemnified Person; or (ii) settlement of such claim or litigation.

(iv)           If the indemnification provided for in this Section F is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any losses, claims, damages or liabilities referred to therein, the Indemnifying Party, in lieu of indemnifying such Indemnified Party thereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such Indemnified Party as a result of such loss, claim, damage, expense, or liability in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the violations (s) that resulted in such loss, claim, damages, expense or liability, as well as any other relevant equitable considerations; provided however that in any such case, no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.  The relative fault of the Indemnifying Party and the Indemnified Party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact related to information supplied by the Indemnifying Party by the Indemnified Party and the parties’ relative intent, knowledge, access to information or omission.  The obligations of the Company and the seller sand Holders under this Section F shall survive completion of any offering of Registrable Shares and termination of this Agreement.

G.           Information by Holder.

(i)           Each Holder of Registrable Shares included in any registration shall furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may reasonably request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Section.

(ii)           Each Holder of Registrable Shares shall report to the Company sales made pursuant to any registration of such Registrable Shares.

LOST, STOLEN, DESTROYED OR MUTILATED WARRANT.  Upon receipt by the Company of evidence satisfactory (in the exercise of reasonable discretion) to it of the ownership of and the loss, theft or destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of indemnity satisfactory (in the exercise or reasonable discretion) to it, and (in the case of mutilation) upon the surrender and cancellation thereof, the Company will issue and deliver, in lieu thereof, a new Warrant of like tenor.

TRANSFER AND TRANSFER RESTRICTIONS.  A. Owner of Warrant.  The Company may deem and treat the person in whose name this Warrant is registered as the Holder and owner hereof (notwithstanding any notations of ownership or writing hereon made by anyone other than the Company) for all purposes and shall not be affected by any notice to the contrary, until presentation of this Warrant for registration of transfer as provided below.

B.           Transfer of Warrant.  The Company agrees to maintain, at its then principal place of business, books for the registration of the Warrant and transfers thereof, and, subject to the provisions of subsections C, D and E below, this Warrant and all rights hereunder are transferable, in whole or in part, on said books at said office, upon surrender of this Warrant at said office, together with a written assignment of this Warrant duly executed by the Holder hereof or his duly authorized agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer.  Upon such surrender and payment the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denominations specified in such instrument of assignment, and this Warrant shall promptly be canceled.

C.           Restrictions on Exercise and Transfer.  Neither this Warrant nor the shares of Stock issuable upon exercise of this Warrant  have been registered under the Securities Act of 1933, as amended (the “Act”) or any state securities laws.  Therefore, in order, among other things, to insure compliance with the Act, notwithstanding anything else in the Warrant to contrary, the Holder of this Warrant, including any successive Holder, agrees by accepting this Warrant as follows: No Holder shall sell, assign, transfer, pledge, hypothecate, mortgage, encumber or dispose of all or any portion of this Warrant (or any of the shares of Stock which may be issued upon the exercise hereof).  Notwithstanding the foregoing, a Holder may transfer all or any portion of this Warrant (or any of the shares of Stock which may be issued upon the exercise hereof) (a) as part of a registered public offering of the Company’s securities or pursuant to Rule 144 under the Act, (b) by pledge that creates a mere security interest in all or any portion of this Warrant (or any of the shares of Stock which may be issued upon the exercise hereof), provided that the pledgee thereof agrees in writing in advance to be bound by and comply with all applicable provisions of this Warrant to the same extent as if it were the Holder making such pledge, (c) either during his lifetime or on death by will or the laws of descent and distribution to his siblings, ancestors, descendants or spouse, or any custodian or trustee for the account of  Holder or Holder’s siblings, ancestors, descendants or spouse, or (d) to an affiliate or a partner of  Holder, provided, in each such case a transferee shall receive and hold all or any portion of this Warrant (or any of the shares of Stock which may be issued upon the exercise hereof) subject to the provisions of this Warrant and there shall be no further transfer except in accordance herewith.  No party will avoid the provisions of this Warrant by making one or more transfers to an affiliate of such party and then disposing of all or any portion of such party’s interest in such affiliate; provided, however, that in any event, this Warrant may not be sold or transferred in the absence of registration under the Act unless the Company receives an opinion of counsel reasonably acceptable to it stating that such sale or transfer is exempt from the registration and prospectus delivery requirements of said act.

D.           Legend on Shares.  Each certificate for shares of Stock issued upon exercise of this Warrant, unless at the time of exercise such shares are registered under the Act, shall bear substantially the following legend (and any additional legend required under the Act or otherwise):

“THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER AND MAY NOT BE SOLD, EXCHANGED, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT (I) PURSUANT TO A REGISTRATION STATEMENT EFFECTIVE UNDER THE ACT, OR (II) PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT.

Any certificate issued at any time in exchange or substitution for any certificate bearing such legend (except a new certificate issued upon completion of a public distribution pursuant to a registration statement under the Act of the securities represented thereby) shall also bear such legend unless, in the opinion of counsel for the Company, the securities represented thereby need no longer be subject to the transfer restrictions contained in this Warrant.  The exercise and transfer restriction provisions of this Warrant shall be binding upon all subsequent Holders of the Warrant.

COVENANTS.  The Company covenants that, so long as this Warrant is exercisable, it will reserve from its authorized and unissued Stock a sufficient number of shares to provide for the delivery of stock pursuant to the exercise of this Warrant.  The Company further covenants that all shares of Stock which shall be so deliverable upon exercise of this Warrant shall be duly and validly issued and fully paid and nonassessable.

MISCELLANEOUS.  This Warrant does not confer upon the Holder any rights of a stockholder of the Company, including, without limitation, any right to vote or to consent to or receive notice as a stockholder of the Company.

HEADINGS.  The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect the meaning hereof.

Dated: June 30, 2008	Lightning Gaming, Inc.

By:/s/ Brian Haveson

Title: CEO

EXERCISE OF WARRANT AND DECLARATION

To:	Lightning Gaming, Inc.

The undersigned Holder hereby exercises the right to purchase _________________ shares of common stock of Lightning Gaming, Inc., a Nevada corporation (the “Company”) and delivers to the Company herewith the Exercise Price.

The undersigned declares and represents to the Company that the intention of this exercise is to acquire the aforementioned shares for investment only and not for resale or with a view to the distribution thereof, except as the same may be made in compliance with all applicable securities laws.  The undersigned has been advised that the shares being issued to the undersigned are not being registered under the Securities Act of 1933 (the “Act”) on the grounds that this transaction is exempt under the Act as not involving any public offering.  As a result of not being registered under the Act, the undersigned has been advised that the shares may not be sold or offered for sale in the absence of an effective registration statement as to the securities under the Act and any applicable state securities acts or the availability of an exemption from the registration requirements under the Act and any applicable state securities acts.

You will kindly forward a certificate or certificates for the shares purchased hereby and, if such shares shall not include all of the shares provided in this Warrant, a new Warrant of like tenor and date for the balance of the shares issuable thereunder shall be delivered to the undersigned at the address set forth below.

Date:_____________________
______________________________
Name of Holder

By:___________________________

Address:

______________________________

______________________________

______________________________

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